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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         March 17, 1998
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                (Date of earliest event reported)


                     Commonwealth Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


Pennsylvania                        0-27942               23-2828883
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania              19401
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(Address of principal executive offices)                     (Zip Code)


                         (610) 251-1600
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       (Registrant's telephone number, including area code)


                          Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On March 17, 1998, Commonwealth Bancorp. Inc. (the "Company") announced that Michael T. Kennedy and Joanne Harmelin have joined the Board of Directors of the Company. The Company also announced on March 17, 1998 that its Board of Directors has declared an increased quarterly cash dividend of $0.08 per share on the Company's Common Stock. For additional information, reference is made to the two Press Releases, dated March 17 1998, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

          99.1          Press Release dated March 17, 1998

          99.2          Press Release dated March 17, 1998
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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        COMMONWEALTH BANCORP, INC.



Date:  March 23, 1998        By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer
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